1 Ivonescimab Plus Chemotherapy Demonstrates a Statistically Significant Benefit in Overall Survival with a Hazard Ratio of 0.74 in 2L+ Treatment of Patients with EGFRm NSCLC in HARMONi-A Study Conducted by Akeso in China The First Phase III Study Testing Ivonescimab Now Represents the First Statistically Significant OS Benefit Achieved by an Ivonescimab-Containing Regimen Ivonescimab Plus Chemotherapy Demonstrates Median OS of 16.8 Months vs. 14.1 Months, Respectively, for Patients Receiving Ivonescimab Plus Chemotherapy vs. Chemotherapy Alone; OS HR of 0.74 (p=0.019) Favorable Risk-Benefit Profile Observed in This Phase III Study Miami, Florida, November 7, 2025 – Summit Therapeutics Inc. (NASDAQ: SMMT) (“Summit,” “we,” or the “Company”) today noted that our partner, Akeso, Inc. (“Akeso,” HKEX Code: 9926.HK) published results from the Phase III HARMONi-A trial, conducted in China and sponsored by Akeso, featuring the novel, potential first-in- class investigational bispecific antibody, ivonescimab. The data was presented today as part of the Annual Meeting of the Society for Immunotherapy of Cancer (SITC 2025) in National Harbor, Maryland (Washington D.C. metro area). The HARMONi-A presentation, Final Overall Survival Analysis of HARMONi-A Study Comparing Ivonescimab Plus Chemotherapy to Chemotherapy Alone in Patients With EGFR+ NSCLC Progressed on EGFR-TKI Treatment, evaluated ivonescimab combined with platinum-doublet chemotherapy in patients with epidermal growth factor receptor (EGFR)-mutated, locally advanced or metastatic non-squamous non-small cell lung cancer (NSCLC) who have progressed after treatment with an EGFR tyrosine kinase inhibitor (TKI) against placebo plus platinum- doublet chemotherapy. This is a clinical setting with a patient population where PD-1 monoclonal antibodies have previously been unsuccessful in Phase III global clinical trials. HARMONi-A was the first Phase III study conducted with ivonescimab and now represents the first statistically significant overall survival (OS) benefit achieved by an ivonescimab regimen over a standard of care regimen. HARMONi-A was a single region, multi-center, Phase III study conducted in China sponsored by Akeso with data generated and analyzed by Akeso. Via the results of HARMONi-A, this setting was the first of two settings which were approved by the National Medical Products Administration (NMPA), the health authority in China. In China, over 40,000 patients have been treated with ivonescimab in either a clinical or commercial setting. In the only planned and final OS analysis of the HARMONi-A study, ivonescimab plus chemotherapy demonstrated a statistically significant and clinically meaningful improvement when compared with chemotherapy alone, achieving a hazard ratio (HR) of 0.74 (95% CI: 0.58, 0.95, p=0.019). Median OS was 16.8 months (95% CI: 14.5, 20.0) in patients treated with ivonescimab plus chemotherapy compared to 14.1 months (95% CI: 12.8, 16.3) for those treated with chemotherapy alone. The data cut-off for this analysis was April 2025 with a median follow-up time of 32.5 months. As a reminder, in May 2024, Akeso announced the approval of ivonescimab plus chemotherapy in this setting based on the results of the HARMONi-A study, which had a primary endpoint of progression-free survival. Shortly before the approval, the National Medical Products Administration (NMPA), the health authority in China, requested an administrative review of overall survival. This review of overall survival at 52% data maturity and a data cutoff of December 2023 noted a hazard ratio of 0.80 (95% CI: 0.59, 1.08).

2 “The overall survival results of the HARMONi-A study evidence the ability of ivonescimab to demonstrate an overall survival benefit in patients facing high unmet medical needs,” noted Dr. Maky Zanganeh, President and Co-Chief Executive Officer of Summit. “This study counters the notion that testing molecules with anti-VEGF components leads to worsening OS over time. The improvement in OS with longer follow-up time and the statistically significant benefit in the HARMONi-A study provides clear differentiation in the unique mechanism of action of ivonescimab as compared to other agents available for patients today. The specifically engineered design of ivonescimab has produced four positive Phase III studies after four Phase III readouts, leading to over 40,000 patients receiving ivonescimab when considering the commercial setting in China. Ivonescimab has the potential to make a significant difference in the lives of patients facing cancer diagnoses.” Ivonescimab continues to demonstrate an acceptable and manageable safety profile in the HARMONi-A study with this additional follow-up time, which was consistent with previous Phase III studies conducted studying ivonescimab and evidencing a favorable benefit-risk profile for ivonescimab plus chemotherapy in this setting. At the time of the final overall survival analysis for HARMONi-A, there were 18 patients (11.2%) who discontinued ivonescimab plus chemotherapy due to treatment-related adverse events (TRAEs) compared to 10 patients (6.2%) who discontinued chemotherapy alone due to TRAEs. In both the ivonescimab plus chemotherapy arm and the chemotherapy alone arm, one patient (0.6%) each died as a result of TRAEs in this Phase III study. Excluding disease progression, there were no deaths as a result of TRAEs in the ivonescimab plus chemotherapy arm compared to one patient (0.6%) in the placebo plus chemotherapy arm. The most frequent TRAEs for ivonescimab treatment in combination with chemotherapy were common chemotherapy-related AEs, including decreased white blood cell count, anemia, and other various laboratory abnormalities, including neutrophil and platelet count decreases. “Today’s results highlight and support ivonescimab’s differentiated efficacy and tolerability profile, and its ability to produce positive outcomes where PD-1 therapies have not shown a benefit in previous Phase III studies” stated Robert W. Duggan, Chairman and Co-Chief Executive Officer at Summit. “Today, the current landscape includes limited options for patients after TKI therapy. The safety profile demonstrated by ivonescimab in combination with chemotherapy, both in HARMONi-A and across the four positive Phase III study readouts, is both manageable and provides compelling evidence as to the benefit-risk profile of ivonescimab for patients seeking effective therapy while minimizing quality of life-impacting adverse events. We congratulate our partners at Akeso for these outstanding results, as the first Phase III study conducted testing ivonescimab also represents the first study demonstrating a statistically significant OS benefit, highlighting the impact ivonescimab may bring to patients around the globe facing malignancies with limited treatment options today.” Summit is sponsoring the HARMONi study, which is the first multiregional, double-blinded, placebo-controlled, Phase III study evaluating ivonescimab. HARMONi is studying ivonescimab plus platinum-doublet chemotherapy compared to placebo plus platinum-doublet chemotherapy in patients with EGFR-mutated, locally advanced or metastatic non-squamous NSCLC who have previously received a third generation EGFR TKI. HARMONi was designed with two primary endpoints, PFS and OS. In the primary analyses of the HARMONi study, ivonescimab plus chemotherapy demonstrated a statistically significant PFS benefit with a hazard ratio of 0.52 (95% CI: 0.41 – 0.66; p<0.0001) and an OS hazard ratio of 0.79 (95% CI: 0.62 – 1.01; p=0.057), which was not statistically significant. In September 2025, an additional OS analysis that included longer-term follow-up of western patients was performed. In this subsequent analysis, ivonescimab plus chemotherapy demonstrated an OS hazard ratio consistent with the primary analysis and an improved nominal p-value (OS HR=0.78; 95% CI: 0.62 – 0.98; nominal p=0.0332). Overall survival in this longer-term analysis was consistent in Western (median OS: 17.0 months vs. 14.0 months; HR=0.84) and Asian (median OS: 16.7 months vs. 14.0 months; HR=0.76) patients,

3 the totality of the data of which supports the demonstrated consistency of results in patients from Western and Asian cohorts in the global study. About Ivonescimab Ivonescimab, known as SMT112 in Summit’s license territories, North America, South America, Europe, the Middle East, Africa, and Japan, and as AK112 in China and Australia, is a novel, potential first-in-class investigational bispecific antibody combining the effects of immunotherapy via a blockade of PD-1 with the anti-angiogenesis effects associated with blocking VEGF into a single molecule. By design, ivonescimab displays unique cooperative binding to each of its intended targets with multifold higher affinity to PD-1 when in the presence of VEGF. This is intended to differentiate ivonescimab as there is potentially higher expression (presence) of both PD-1 and VEGF in tumor tissue and the tumor microenvironment (TME) as compared to normal tissue in the body. We believe ivonescimab’s specifically engineered tetravalent structure (four binding sites) enables higher avidity (accumulated strength of multiple binding interactions) in the TME (Zhong, et al, SITC, 2023). This tetravalent structure, the intentional novel design of the molecule, and bringing these two targets into a single bispecific antibody with cooperative binding qualities have the potential to direct ivonescimab to the tumor tissue versus healthy tissue. The intent of this design, together with a half-life of 6 to 7 days after the first dose (Zhong, et al, SITC, 2023) increasing to approximately 10 days at steady state dosing, is to improve upon previously established efficacy thresholds, in addition to side effects and safety profiles associated with these targets. Ivonescimab is engineered by Akeso Inc. (HKEX Code: 9926.HK) and is currently engaged in multiple Phase III clinical trials. Over 3,000 patients have been treated with ivonescimab in clinical studies globally, and over 40,000 patients when considering those treated in a commercial setting in China as noted by Akeso. Summit began its clinical development of ivonescimab in NSCLC, commencing enrollment in 2023 in two multiregional Phase III clinical trials, HARMONi and HARMONi-3. In early 2025, the Company began enrolling patients in the United States for HARMONi-7. Summit intends to open clinical trial sites in the United States for the Phase III study in CRC by the end of 2025. HARMONi is a Phase III clinical trial which intends to evaluate ivonescimab combined with chemotherapy compared to placebo plus chemotherapy in patients with EGFR-mutated, locally advanced or metastatic non- squamous NSCLC who were previously treated with a 3rd generation EGFR TKI (e.g., osimertinib). Enrollment in HARMONi was completed in the second half of 2024, and top-line results were announced in May of 2025, with detailed results provided in September 2025. HARMONi-3 is a Phase III clinical trial which is intended to evaluate ivonescimab combined with chemotherapy compared to pembrolizumab combined with chemotherapy in patients with first-line metastatic, squamous or non- squamous NSCLC, irrespective of PD-L1 expression. HARMONi-7 is a Phase III clinical trial which is intended to evaluate ivonescimab monotherapy compared to pembrolizumab monotherapy in patients with first-line metastatic NSCLC whose tumors have high PD-L1 expression. HARMONi-GI3 is a planned Phase III clinical trial evaluating ivonescimab in combination with chemotherapy compared with bevacizumab plus chemotherapy in patients with first-line unresectable metastatic CRC. In addition, Akeso has recently had positive read-outs in three single-region (China), randomized Phase III clinical trials for ivonescimab in NSCLC: HARMONi-A, HARMONi-2, and HARMONi-6.

4 HARMONi-A was a Phase III clinical trial which evaluated ivonescimab combined with chemotherapy compared to placebo plus chemotherapy in patients with EGFR-mutated, locally advanced or metastatic non-squamous NSCLC who have progressed after treatment with an EGFR TKI. HARMONi-2 is a Phase III clinical trial evaluating monotherapy ivonescimab against monotherapy pembrolizumab in patients with locally advanced or metastatic NSCLC whose tumors have positive PD-L1 expression. HARMONi-6 is a Phase III clinical trial evaluating ivonescimab in combination with platinum-based chemotherapy compared with tislelizumab, an anti-PD-1 antibody, in combination with platinum-based chemotherapy in patients with locally advanced or metastatic squamous NSCLC, irrespective of PD-L1 expression. Akeso is actively conducting multiple Phase III clinical studies in settings outside of NSCLC, including biliary tract cancer, colorectal cancer, breast cancer, pancreatic cancer, small cell lung cancer, and head and neck cancer. Ivonescimab is an investigational therapy that is not approved by any regulatory authority in Summit’s license territories, including the United States and Europe. Ivonescimab was initially approved for marketing authorization in China in May 2024. Ivonescimab was granted Fast Track designation by the US Food & Drug Administration (FDA) for the HARMONi clinical trial setting. About Summit Therapeutics Summit Therapeutics Inc. is a biopharmaceutical oncology company focused on the discovery, development, and commercialization of patient-, physician-, caregiver- and societal-friendly medicinal therapies intended to improve quality of life, increase potential duration of life, and resolve serious unmet medical needs. Summit was founded in 2003 and our shares are listed on the Nasdaq Global Market (symbol "SMMT"). We are headquartered in Miami, Florida, and we have additional offices in Menlo Park, California, and Oxford, UK. For more information, please visit https://www.smmttx.com and follow us on X @SMMT_TX. Contact Summit Investor Relations: Dave Gancarz Chief Business & Strategy Officer Nathan LiaBraaten Senior Director, Investor Relations investors@smmttx.com media@smmttx.com Summit Forward-looking Statements Any statements in this press release about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc., the intended use of the net proceeds from the private placements, the Company's anticipated spending and cash runway, the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, the expected timing of BLA submissions, potential acquisitions, statements about the previously disclosed At-The-Market equity offering program (“ATM Program”), the expected proceeds and uses thereof, the Company’s estimates regarding stock-based compensation, and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict,"

5 "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the Company’s ability to sell shares of our common stock under the ATM Program, the conditions affecting the capital markets, general economic, industry, or political conditions, including the effects of geopolitical developments, domestic and foreign trade policies, and monetary policies, the results of our evaluation of the underlying data in connection with the development and commercialization activities for ivonescimab, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, global public health crises, that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of filings that the Company makes with the Securities and Exchange Commission. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of ivonescimab. Accordingly, readers should not place undue reliance on forward-looking statements or information. In addition, any forward-looking statements included in this press release represent the Company’s views only as of the date of this release and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this press release. Summit Therapeutics and the Summit Therapeutics logo are trademarks of Summit Therapeutics Inc. Copyright 2025, Summit Therapeutics Inc. All Rights Reserved